UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act 1934

Date of Report (Date of earliest event reported):                                                                                     January 21, 2010

IntegraMed America, Inc,
(Exact name of registrant as specified in charter)

Delaware
(State of other jurisdiction of incorporation)

0-20260	6-1150326
(Commission file Numbers)	(IRS Employer Identification No.)

Two Manhattanville Road, Purchase, NY	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone no. including area code: (914) 253-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b)
□	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                       Entry into a Material Definitive Agreement

        On January 21, 2010, Registrant amended certain Restricted Stock Unit Award Agreements dated January 2, 2009 with its President & CEO, Jay Higham, and its Executive Vice President & CFO, John W.  Hlywak, Jr., to provide for the vesting of previously awarded Restricted Stock Units for Messrs. Higham and Hlywak to occur over a 36-month period in the event certain EBITDA targets were achieved.

ITEM 9.01                       Financial Statements, Pro Forma Financial Information and Exhibits

        (c)       Exhibits

Exhibit No.	Description of Exhibit
10.36	Form of Amendment to Restricted Stock Grant Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntegraMed America, Inc. (Registrant)

Date: January 26, 2010	By:	/s/Claude E. White
Claude E. White, Vice President